Exhibit 4.4
















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                        ALLIANCE CAPITAL MANAGEMENT L.P.

                                      and

             [_________________________________], as Warrant Agent

                           --------------------------

                         FORM OF DEBT WARRANT AGREEMENT

                      dated as of [_____________________]



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





                               TABLE OF CONTENTS(1)
                                 --------------

                                                                           PAGE


                                   ARTICLE 1
             ISSUANCE OF WARRANTS AND TEMPORARY GLOBAL SECURITY AND
                 EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

SECTION 1.01.  Issuance of Warrants..........................................2
SECTION 1.02.  Execution and Delivery of Warrant Certificates................2
SECTION 1.03.  Issuance of Warrant Certificates..............................4
SECTION 1.04.  Temporary Global Security.....................................6

                                   ARTICLE 2
                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

SECTION 2.01.  Warrant Price.................................................6
SECTION 2.02.  Duration of Warrants..........................................6
SECTION 2.03.  Exercise of Warrants..........................................7

                                   ARTICLE 3
           OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT
                                  CERTIFICATES

SECTION 3.01.  No Rights as Warrant Securityholder Conferred by
         Warrants or Warrant Certificates...................................11
SECTION 3.02.  Lost, Mutilated, Stolen, or Destroyed Warrant Certificates...12
SECTION 3.03.  Enforcement of Rights........................................12
SECTION 3.04.  Merger, Consolidation, Conveyance or Transfer................13

                                   ARTICLE 4
                             EXCHANGE AND TRANSFER

SECTION 4.01.  Exchange and Transfer........................................13
SECTION 4.02.  Treatment of Holders of Warrant Certificates.................15
SECTION 4.03.  Cancellation of Warrant Certificates.........................15


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    1  The Table of Contents is not a part of the Agreement.

                                   ARTICLE 5
                          CONCERNING THE WARRANT AGENT

                                                                           PAGE

SECTION 5.01.  Warrant Agent................................................17
SECTION 5.02.  Conditions of Warrant Agent's Obligations....................17
SECTION 5.03.  Resignation and Appointment of Successor.....................19

                                   ARTICLE 6
                                 MISCELLANEOUS

SECTION 6.01.  Amendment....................................................21
SECTION 6.02.  Notices and Demands to the Partnership and Warrant
         Agent..............................................................21
SECTION 6.03.  Addresses....................................................22
SECTION 6.04.  Applicable Law...............................................22
SECTION 6.05.  Delivery of Prospectus.......................................22
SECTION 6.06.  Obtaining of Governmental Approval...........................22
SECTION 6.07.  Persons Having Rights under Warrant Agreement................22
SECTION 6.08.  Headings.....................................................23
SECTION 6.09.  Counterparts.................................................23
SECTION 6.10.  Inspection of Agreement......................................23
SECTION 6.11.  Notices to Holders of Warrants...............................23

TESTIMONIUM.................................................................24
SIGNATURES..................................................................24

EXHIBIT A  -   Form of Warrant Certificate [in Registered Form]
[EXHIBIT B -   Form of Global Warrant Certificate in Bearer Form]
[EXHIBIT C -   Form of Certificate to be Delivered to the Warrant Agent by the
               Euroclear Operator or Clearstream]
[EXHIBIT D -   Form of Warrant Exercise Notice]
[EXHIBIT E -   Form of Confirmation to be Delivered to Purchasers of Warrant
               Securities in Bearer Form]

                            DEBT WARRANT AGREEMENT(2)

         THIS AGREEMENT dated as of [ _________ ] between ALLIANCE CAPITAL MANAGEMENT L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (the "Partnership"), and [_____________], a [bank] [trust company] duly incorporated and existing under the laws of [Delaware], as Warrant Agent (the "Warrant Agent"),

                             W I T N E S S E T H :

         WHEREAS, the Partnership has entered into an Indenture dated as of [ ], 2001 (the "Indenture") between the Partnership and The Bank of New York, as Trustee (the "Trustee"), providing for the issuance from time to time of its debt securities to be issued in one or more series as provided in the Indenture; and

         WHEREAS, the Partnership proposes to sell [[Title of any debt securities being offered] (the "Offered Securities") with] one or more warrants (the "Warrants") representing the right to purchase [title of debt securities purchasable through exercise of Warrants] (the "Warrant Securities"), the Warrants to be evidenced by warrant certificates issued pursuant to this Agreement (the "Warrant Certificates"); and

         WHEREAS, the Partnership desires the Warrant Agent to act on behalf of the Partnership in connection with the issuance, transfer, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form[s] and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, transferred, exchanged, exercised and replaced;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


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     2 Complete or modify the provisions of this form as appropriate to reflect the terms of the Warrants and Warrant Securities and whether they are sold attached to Offered Securities or alone. Monetary amounts may be in U.S.
dollars or in a foreign currency.

For Warrants sold attached to Offered Securities which are detachable bracketed language here and throughout this Agreement should be inserted as follows:

     1. If Warrants are immediately detachable from the Offered Securities; and

     2. If Warrants are detachable from the Offered Securities only after the Detachable Date.

                                   ARTICLE 1
            ISSUANCE OF WARRANTS AND TEMPORARY GLOBAL SECURITY(3) AND
                 EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01. Issuance of Warrants. The Warrants shall be evidenced by one or more Warrant Certificates. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of [______] [and shall be initially issued in connection with the issuance of the Offered Securities](4) [1: and shall be separately transferable immediately thereafter] [2: but shall not be separately transferable until on and after [________], 20[ ] (the "Detachable Date")](5). The Warrants shall be initially issued [in units] with the Offered Securities.](6)

         SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant, whenever issued, shall be evidenced by a Warrant Certificate in registered form [or a global Warrant Certificate in bearer form (the "Global Warrant Certificate")] [the form to be the same as that of the Warrant Security in connection with which the Warrant Certificate is issued], substantially in the form[s] set forth in Exhibit A [and Exhibit B, respectively,] hereto, shall be dated [ ] and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Partnership executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Partnership by any of the chairman of its Board of Directors, its president, any vice chairman of its Board of Directors, the chief financial officer (or any other officer certified by any of the foregoing officers in an Officers' Certificate to be an executive officer of the General Partner of Issuer), in each case under its corporate seal, which may but need not be, attested by its secretary or one of its assistant secretaries [, except that the Global Warrant Certificate may be executed by any such officer without any necessity that such signature be under seal as aforesaid]. Such signatures may be manual or facsimile signatures of such authorized officers


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     3 For Warrants sold attached to Offered Securities which are detachable.

     4 For Warrants sold attached to Offered Securities.

     5 For detachable Warrants sold attached to Offered Securities which are detachable.

     6 For Warrants sold attached to Offered Securities.

and may be imprinted or otherwise reproduced on the Warrant Certificates. The corporate seal of the Partnership may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the Warrant Agent by manual signature. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Partnership shall be conclusive evidence, and the only evidence, that the Warrant Certificate so countersigned has been duly issued hereunder.

         [The Global Warrant Certificate shall be and remain subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been cancelled in accordance with the terms thereof.]

         In case any officer of the Partnership who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent as provided herein, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Partnership; and any Warrant Certificate may be signed on behalf of the Partnership by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Partnership, although at the date of the execution of this Agreement any such person was not such officer.

         The term "Holder", when used with respect to any Warrant Certificate [in registered form], shall mean any person in whose name at the time such Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose [[2: or, prior to the Detachable Date, any person in whose name at the time the Offered Security to which such Warrant Certificate is attached is registered upon the register of the Offered Securities. Prior to the Detachable Date, the Partnership will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date]](7).

         [The term "Holder", when used with respect to the Global Warrant Certificate, shall mean [2:, prior to the Detachable Date, the bearer of the

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     7 For detachable Warrants sold attached to Offered Securities which are detachable.

Temporary Global Security (as defined in Section 1.04) evidencing the Offered Securities to which the Warrants evidenced by the Global Warrant Certificate were initially attached and, after the Detachable Date, the bearer of the Global Warrant Certificate.](8) [the bearer thereof.](9)

         SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding [ ] aggregate principal amount of Warrant Securities (except as provided in Sections 2.03, 3.02 and 4.01) may be executed by the Partnership and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Partnership, countersign Warrant Certificates evidencing [________] Warrants representing the right to purchase up to [________] aggregate principal amount of Warrant Securities and shall[, in the case of Warrant Certificates in registered form,] deliver such Warrant Certificates to or upon the order of the Partnership [and, in the case of the Global Warrant Certificate, upon the order of the Partnership, deposit the Global Warrant Certificate with [________], as common depositary (the "Common Depositary") for Euroclear Bank, as operator of the Euroclear System (the "Euroclear Operator"), and for Clearstream Banking S.A. ("Clearstream") for credit to the accounts of persons appearing from time to time on the records of the Euroclear Operator or of Clearstream as being entitled to any portion thereof. [2: The Temporary Global Security, as defined in Section 1.04, will at the same time be deposited with the Common Depositary.](10) The Global Warrant Certificate shall be held by the Common Depositary outside the United Kingdom.] Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates or [, with respect to Warrant Certificates in registered form, in connection with their transfer as hereinafter provided or as provided in the antepenultimate paragraph of Section 2.03].

         Pending the preparation of definitive Warrant Certificates [in registered form] evidencing Warrants, the Partnership may execute and the Warrant Agent shall countersign and deliver temporary Warrant Certificates [in registered form] evidencing such Warrants (printed, lithographed, typewritten or otherwise


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     8 For Warrants sold attached to Offered Securities that are detachable.

     9 For Warrants sold attached to Offered Securities that are not detachable and for Warrants sold alone.

     10 For Warrants sold attached to Offered Securities that are detachable.


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


produced, in each case in form satisfactory to the Warrant Agent). Such temporary Warrant Certificates shall be issuable substantially in the form of the definitive Warrant Certificates [in registered form] but with such omissions, insertions and variations as may be appropriate for temporary Warrant Certificates, all as may be determined by the Partnership with the concurrence of the Warrant Agent. Such temporary Warrant Certificates may contain such reference to any provisions of this Warrant Agreement as may be appropriate. Every such temporary Warrant Certificate shall be executed by the Partnership and shall be countersigned by the Warrant Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Warrant Certificates [in registered form]. Without unreasonable delay, the Partnership shall execute and shall furnish definitive Warrant Certificates [in registered form] and thereupon such temporary Warrant Certificates may be surrendered in exchange therefor without charge pursuant to and subject to the provisions of Section 4.01, and the Warrant Agent shall countersign and deliver in exchange for such temporary Warrant Certificates definitive Warrant Certificates [in registered form] of authorized denominations evidencing a like aggregate number of Warrants evidenced by such temporary Warrant Certificates. Until so exchanged, such temporary Warrant Certificates shall be entitled to the same benefits under this Warrant Agreement as definitive Warrant Certificates [in registered form].

         [SECTION 1.04. Temporary Global Security. Prior to the Detachable Date, each Offered Security to be issued with Warrants evidenced by the Global Warrant Certificate shall, whenever issued, be evidenced by a single temporary Global Offered Security in bearer form without interest coupons (the "Temporary Global Security") to be issued by the Partnership as provided in the Indenture.](11)


                                   ARTICLE 2
                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

         SECTION 2.01. Warrant Price. On [________], 20[ ] the exercise price of each Warrant will be [________]. During the period from [________], 20[
] through and including [________], 20[ ], the exercise price of each Warrant will be [________] plus [accrued amortization of the original issue discount] [accrued interest] from [ ], 20[ ]. On [________], 20[ ] the exercise price of each Warrant will be [ ]. During the period from [________], 20[ ] through and including [________], 20[ ], the exercise price of each Warrant will be [ ________] plus [accrued amortization of the original issue discount] [accrued interest] from [________], 20[ ].

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     11 For Warrants sold attached to Offered Securities that are not detachable and for Warrants sold attached to Offered Securities if Warrants are not immediately detachable.


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


[In each case, the original issue discount will be amortized at a [ ]% annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months]. Such exercise price of Warrant Securities isreferred to in this Agreement as the "Warrant Price". [The original issue discount for each principal amount of Warrant Securities is [ ]].

         SECTION 2.02. Duration of Warrants. Subject to Section 4.03(b), each Warrant may be exercised in whole but not in part at any time, as specified herein, on or after [the date thereof] [________ ], 20[ ] and at or before [time, location] on [ ], 20[ ] (each day during such period may hereinafter be referred to as an "Exercise Date")] [on [list of specific dates] (each, an "Exercise Date")], or such later date as the Partnership may designate by notice to the Warrant Agent and the Holders of Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate] (the "Expiration Date"). Each Warrant not exercised at or before [time, location] on the Expiration Date shall become void, and all rights of the Holder [and any beneficial owners] of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants. [With respect to Warrants evidenced by Warrant Certificates in registered form, during] [During] the period specified in Section 2.02, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificates evidencing such Warrants and by paying in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the interest payment date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the regular record date in respect of such Warrant Securities, if any, for such interest payment date, but on or before the immediately succeeding interest payment date for such Warrant Securities, in which event no such accrued interest shall be payable [in respect of Warrant Securities to be issued in registered form]) to the Warrant Agent at its corporate trust office at [___________________], provided that such exercise is subject to receipt within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate evidencing each Warrant exercised with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed.

         [With respect to Warrants evidenced by the Global Warrant Certificate, during the period specified in Section 2.02, any whole number of Warrants may be exercised by the Holder by presentation to the Warrant Agent at its office at [address located outside the United States [and the United Kingdom]], at or prior to [time], on any day on which the Warrants are exercisable, of (i) the Global Warrant Certificate [[2: together with, if prior to the Detachable Date, the Temporary Global Security]](12) (or written confirmation reasonably satisfactory to the Warrant Agent that the Global Warrant Certificate [is](13) [and, if prior to the Detachable Date, the Temporary Global Security are](14) held by the Euroclear Operator and Clearstream and will be duly endorsed to reflect the exercise of Warrants [[2: and, if prior to the Detachable Date, the surrender to the Warrant Agent of the Offered Securities to which the Warrants are attached]](15) by the Euroclear Operator and Clearstream), (ii) a duly executed certification from the Euroclear Operator or Clearstream, as the case may be, substantially in the form set forth in Exhibit C hereto and (iii) payment in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] of the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the Interest Payment Date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the Regular Record Date, if any, for such Interest Payment Date, but on or before the immediately succeeding Interest Payment Date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)). Notwithstanding the foregoing, the Holder may exercise Warrants as aforesaid on the Expiration Date at any time prior to [time] in [city of Warrant Agent's office]. ___ Any Warrants exercised as set forth in this paragraph shall be deemed exercised at the [country] office of the Warrant Agent.]

         [The Warrant Agent shall retain each certificate received by it from the Euroclear Operator or Clearstream through the Expiration Date (or such earlier date by which all of the Warrants may have been exercised or cancelled) and thereafter shall dispose of them or deliver them to the Partnership pursuant to the instructions of the Partnership.]


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     12 For Warrants sold attached to Offered Securities that are not immediately detachable.

     13 For Warrants that are not detachable and for Warrants sold attached to Offered Securities that are immediately detachable from the Offered Securities.

     14 For Warrants sold attached to Offered Securities that are not immediately detachable.

     15 For Warrants sold attached to Offered Securities that are not immediately detachable.


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


         [The delivery to the Warrant Agent by the Euroclear Operator or Clearstream of any certification referred to above may be relied upon by the Partnership, the Warrant Agent and the Trustee as conclusive evidence that a corresponding certificate or certificates substantially in the form of Exhibit D hereto has or have been delivered to the Euroclear Operator or Clearstream, as the case may be.]

         [The Partnership will maintain in [location] (or in such other city [in western Europe] as the Partnership may deem advisable), until the right to exercise the Warrants shall expire or be earlier cancelled as hereinafter provided, an agency where the Global Warrant Certificate [[2: and, if prior to the Detachable Date, the Temporary Global Security]](16) may be presented for exercise of the Warrants represented thereby [[2: and, if prior to the Detachable Date, for surrender for cancellation of the Offered Securities to which such Warrants are attached]](17) and notices and demands to or upon the Partnership in respect of the Warrants or of this Agreement may be made.]

         The date on which payment in full of the Warrant Price (plus any such accrued interest) is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate [in registered form or, as the case may be, the Global Warrant Certificate [[2: and, if required, the Temporary Global Security]](18) and the certification of Euroclear Operator or Clearstream] as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment for the exercise of Warrants in an account of the Partnership maintained with it (or in such other account as may be designated by the Partnership) and shall advise the Partnership, by telephone or by facsimile transmission or other form of electronic communication available to both parties, at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such advice to the Partnership in writing.

         If a day on which Warrants may be exercised in the city in which such Warrants are to be exercised shall be a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed, then, notwithstanding any other provision of this Agreement or the Warrant Certificate evidencing such Warrants, but subject to the limitation that no Warrant may be exercised after the Expiration Date, the Warrants shall be exercisable on the next


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     16 For Warrants sold attached to Offered Securities that are not immediately detachable.

     17 For Warrants sold attached to Offered Securities that are not immediately detachable.

     18 For Warrants sold attached to Offered Securities that are not immediately detachable.

succeeding day which in such city is not a Saturday or Sunday or a day on which banking institutions in such city are authorized or required to be closed.

         The Warrant Agent shall, from time to time, as promptly as practicable, advise the Partnership [and][,] the Trustee [and the Common Depositary at
[both] its London and [location] office[s]] in writing [(which, in the case of exercised Warrants represented by the Global Warrant Certificate, shall be tested telex with appropriate answerback received,)] of (i) the number of Warrants exercised, (ii) the instructions of each Holder of the Warrant Certificates [in registered form] evidencing such Warrants [or of the Euroclear Operator or Clearstream, as the case may be,] with respect to delivery of the Warrant Securities to be issued upon such exercise, (iii) delivery of any Warrant Certificates [in registered form] evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Partnership or the Trustee shall reasonably require. [In addition, in the case of exercised Warrants evidenced by the Global Warrant Certificate, the Warrant Agent shall, as promptly as practicable, endorse, or cause the Common Depositary, [location] office, or one of the Warrant Agent's agents to endorse, Schedule A annexed to the Global Warrant Certificate to reflect the exercise of such Warrants [[2: and the Temporary Global Security to reflect the surrender for cancellation of the Offered Securities to which such Warrants are attached]](19) and, if applicable, return the Global Warrant Certificate [[2: and the Temporary Global Security]](20) to the Common Depositary or to its order.]

         As soon as practicable after the exercise of any Warrant [evidenced by a Warrant Certificate in registered form], but subject to receipt by the Warrant Agent of the Warrant Certificate evidencing such Warrant as provided in this Section, the Partnership shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the Holder of the Warrant Certificate evidencing each Warrant, the Warrant Securities to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Partnership shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate [in registered form] evidencing the number of such Warrants remaining unexercised.

         [As soon as practicable after the exercise of any Warrant evidenced by the Global Warrant Certificate, the Partnership shall issue, pursuant to the Indenture, the Warrant Securities issuable upon such exercise, in authorized denominations


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     19 For Warrants sold attached to Offered Securities that are not immediately detachable.

     20 For Warrants sold attached to Offered Securities that are not immediately detachable.

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


(i) in fully registered form, registered in such name or names as may be directed by the Euroclear Operator or Clearstream, as the case may be, to or upon order of the Euroclear Operator or Clearstream, as the case may be, or (ii) in bearer form to the Common Depositary to be held for the account of the Euroclear Operator or Clearstream, as the case may be, together with a written confirmation substantially in form of Exhibit E hereto; provided, however, that no Warrant Security in bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico.]

         The Partnership shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities, and in the event that any such transfer is involved, the Partnership shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Partnership's satisfaction that no such tax or other charge is due.


                                   ARTICLE 3
                     OTHER PROVISIONS RELATING TO RIGHTS OF
                        HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01. No Rights as Warrant Securityholder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of Warrant Securities, including, without limitation, the right to receive the payment of principal of (premium, if any) or interest, if any, on Warrant Securities or to enforce any of the covenants in the Indenture.

         SECTION 3.02. Lost, Mutilated, Stolen, or Destroyed Warrant Certificates. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it and the Partnership of the ownership of and the loss, mutilation, theft or destruction of any Warrant Certificate and of such security or indemnity as may be required by the Partnership and the Warrant Agent to hold each of them and any agent of them harmless and, in the case of mutilation of a Warrant Certificate, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Partnership or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Partnership shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, mutilated, stolen or destroyed Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants[;

provided, however, that any Global Warrant Certificate shall be so delivered only to the Common Depositary.] Upon the issuance of any new Warrant Certificate under this Section, the Partnership may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, mutilated, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Partnership, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of lost, mutilated, stolen or destroyed Warrant Certificates.

         SECTION 3.03. Enforcement of Rights. Notwithstanding any of the provisions of this Agreement, any Holder of a Warrant Certificate [in registered form or the beneficial owner of any Warrant evidenced by the Global Warrant Certificate], without the consent of [the Common Depositary,] the Warrant Agent, the Trustee, the holder of any Offered Securities or the Holder of any other Warrant Certificate, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Partnership suitable to enforce, or otherwise in respect of, its right to exercise its Warrants in the manner provided in its Warrant Certificate [or the Global Warrant Certificate, as the case may be,] and in this Agreement. [Neither the Partnership nor the Warrant Agent shall be required to treat any person as a beneficial owner of any Warrant evidenced by the Global Warrant Certificate unless such person is so certified as such a beneficial owner by the Euroclear Operator or Clearstream.]

         SECTION 3.04. Merger, Consolidation, Conveyance or Transfer. (a) If at any time the Partnership merges or consolidates with any other person or transfers all or substantially all of its assets to any other person as permitted under the Indenture, then in any such event the successor or assuming corporation referred to therein shall succeed to and be substituted for the Partnership, with the same effect, subject to the Indenture, as if it had been named herein and in the Warrant Certificates as the Partnership; the Partnership shall thereupon, except in the case of a transfer by way of lease, be relieved of any further obligation hereunder and under the Warrants and the Warrant Certificates, and the Partnership as the predecessor corporation, except in the case of a transfer by way of lease, may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation may thereupon cause to be signed, and may issue either in its own name or in the name of the Partnership, Warrant

Certificates evidencing any or all of the Warrants issuable hereunder which theretofore shall not have been signed by the Partnership, and may execute and deliver Warrant Securities in its own name pursuant to the Indenture, in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In any case of any such merger, consolidation, conveyance or transfer, such changes in phraseology and form (but not in substance) may be made in the Warrant Certificates representing the Warrants thereafter to be issued as may be appropriate.

         (b) The Warrant Agent may receive a written opinion of legal counsel (who shall be acceptable to the Warrant Agent) as conclusive evidence that any such merger, consolidation, conveyance or transfer complies with the provisions of this Section and the Indenture.


                                   ARTICLE 4
                             EXCHANGE AND TRANSFER

         SECTION 4.01. Exchange and Transfer. (a) [[1: Upon] [2: Prior to the Detachable Date, a Warrant Certificate [in registered form] may be exchanged or transferred only together with the Offered Security to which such Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to the Detachable Date, the transfer of the beneficial ownership of any Warrant evidenced by the Global Warrant Certificate shall effect and shall be deemed to effect the transfer of the beneficial ownership of any Offered Securities evidenced by the Temporary Global Security that are attached to such Warrants. Prior to any Detachable Date, each transfer of the Offered Security [on the register maintained with respect to the Offered Securities, in the case of an Offered Security that is in registered form], shall operate also to transfer the related Warrant Certificates. Similarly, prior to the Detachable Date, the transfer of the beneficial ownership of any Offered Security evidenced by the Temporary Global Security shall be deemed to be the transfer of the beneficial ownership of any Warrants evidenced by the Global Warrant Certificate that are attached to such Offered Securities. The transfer of the beneficial ownership of Warrants and Warrant Securities hereunder shall be effected only as provided in Section 4.01. On or after the

Detachable Date, upon]](21) [Upon](22) surrender at the corporate trust office of the Warrant Agent at [address] [or __________ ], Warrant Certificates [in registered form] evidencing Warrants may be exchanged for Warrant Certificates [in registered form] in other authorized denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part; provided, however, that such other Warrant Certificates shall evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered.

          (b) The Warrant Agent shall keep, at its corporate trust office at [_____________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates [in registered form] and exchanges and transfers of outstanding Warrant Certificates [in registered form] upon surrender of such Warrant Certificates to the Warrant Agent at its corporate trust office at [______________] for exchange or registration of transfer, properly endorsed [or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Partnership and the Warrant Agent.]

          (c) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates [in registered form], but the Partnership may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

          (d) Whenever any Warrant Certificates [in registered form], are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates [in registered form], duly authorized and executed by the Partnership, as so requested. The Warrant Agent shall not effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate [in registered form], evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant.

          (e) All Warrant Certificates [in registered form], issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Partnership, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange or registration or transfer.


--------

     21 For Warrants sold attached to Offered Securities that are not immediately detachable.

     22 For Warrants sold alone or attached to Offered
Securities that are not detachable.

         SECTION 4.02. Treatment of Holders of Warrant Certificates. [With respect to the Global Warrant Certificate, the Holder thereof may be treated by the Partnership, the Warrant Agent and all other persons dealing with such Holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [Each] [With respect to Warrant Certificates in registered form, each] Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Partnership, the Warrant Agent and every subsequent Holder of such Warrant Certificate that until the transfer of such Warrant Certificate is registered on the books of such Warrant Agent [[2: or, prior to the Detachable Date, until the transfer of the Offered Security to which such Warrant Certificate is attached, is registered in the register of the Offered Securities]](23), the Partnership and the Warrant Agent may treat the registered Holder of such Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         SECTION 4.03. Cancellation of Warrant Certificates. (a) Any Warrant Certificate surrendered for exchange or registration of transfer or exercise of the Warrants evidenced thereby shall, if surrendered to the Partnership, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange therefor or in lieu thereof. The Warrant Agent shall cause all cancelled Warrant Certificates to be destroyed and shall deliver a certificate of such destruction to the Partnership.

          (b) If the Partnership notifies the Trustee of its election to redeem [[2: prior to the Detachable Date]](24) [, as a whole but not in part,] [[2: the Offered Securities [or] [and]]](25) the Warrant Securities pursuant to the Indenture or the terms thereof, the Partnership may elect, and shall give notice to the Warrant Agent of its election, to cancel the unexercised Warrants, the Warrant Certificates and the rights evidenced thereby. Promptly after receipt of such notice by the Warrant Agent, the Partnership shall, or, at the Partnership's request, the Warrant Agent shall in the name of and at the expense of the Partnership, give notice of such cancellation to the Holders of the Warrant Certificates [in registered form and to the beneficial owners of the Global Warrant Certificate (except that such


--------

     23 For Warrants sold attached to Offered Securities that are not immediately detachable.

     24 For Warrants sold attached to Offered Securities that are not immediately detachable.

     25 For Warrants sold attached to Offered Securities that are not immediately detachable.

notice shall be required to be published only once)], such notice to be so given not less than 30 nor more than 60 days prior to the date fixed for the redemption of [[2: the Offered Securities [or] [and]]](26) the Warrant Securities pursuant to the Indenture or the terms thereof. The unexercised Warrants, the Warrant Certificates and the rights evidenced thereby shall be cancelled and become void on the 15th day prior to such date fixed for redemption.


                                   ARTICLE 5
                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. Warrant Agent. The Partnership hereby appoints [_____________________] as Warrant Agent of the Partnership in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and [_____________________] hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and herein and such further powers and authority to act on behalf of the Partnership as the Partnership may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Partnership agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

          (a) Compensation and Indemnification. The Partnership agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Partnership for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Warrant Agent. The Partnership also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the


---------

     26 For Warrants sold attached to Offered Securities that are not immediately detachable.

          reasonable costs and expenses of defending against any claim of such liability.

               (b) Agent for the Partnership. In acting under this Agreement and in connection with the Warrants and the Warrant Certificates, the Warrant Agent is acting solely as agent of the Partnership and does not assume any obligation or relationship of agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

               (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it in its reasonable judgment, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

               (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

               (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Partnership and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Partnership as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

               (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

               (g) No Liability for Invalidity. The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due authorization to execute this Agreement and the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of any Warrant Certificates (except its countersignature thereof).

               (h) No Liability for Recitals. The recitals contained herein shall be taken as the statements of the Partnership and the Warrant Agent assumes no liability for the correctness of the same.

               (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Partnership of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Partnership pursuant to this Agreement or for the application by the Partnership of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Partnership in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02, to make any demand upon the Partnership.

         SECTION 5.03. Resignation and Appointment of Successor. (a) The Partnership agrees, for the benefit of the Holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

          (b) The Warrant Agent may at any time resign as such by giving written notice of its resignation to the Partnership, specifying the desired date on which its resignation shall become effective; provided, however, that such date shall be not less than 90 days after the date on which such notice is given unless the Partnership agrees to accept shorter notice. Upon receiving such notice of resignation, the Partnership shall promptly appoint a successor Warrant Agent (which shall be a bank or trust company in good standing, authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) by written instrument in duplicate signed on behalf of the Partnership, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. The Partnership may, at any time and for any reason, remove the Warrant Agent and appoint a successor Warrant Agent (qualified as aforesaid) by written instrument in duplicate signed on behalf of the Partnership and specifying such removal and the date when it is intended to become effective, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. Any resignation or removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in this subsection (b). In the event a successor Warrant Agent has not been appointed and accepted its duties within 90 days of the Warrant Agent's notice of resignation, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. Upon its resignation or removal, the Warrant Agent shall be entitled to the payment by the Partnership of the compensation and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by it hereunder as agreed to in Section 5.02(a).

          (c) The Partnership shall remove the Warrant Agent and appoint a successor Warrant Agent if the Warrant Agent (i) shall become incapable of acting, (ii) shall be adjudged bankrupt or insolvent, (iii) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iv) shall consent to, or shall have had entered against it a court order for, any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceedings commenced against it, (v) shall make a general assignment for the benefit of creditors or (vi) shall fail generally to pay its debts as they become due. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by it of such appointment, the predecessor Warrant Agent shall, if not previously disqualified by operation of law, cease to be Warrant Agent hereunder.

          (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Partnership an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor as Warrant Agent hereunder.

          (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE 6
                                 MISCELLANEOUS

         SECTION 6.01. Amendment. (a) This Agreement and the terms of the Warrants and the Warrant Certificates may be amended by the parties hereto, without the consent of the Holder of any Warrant Certificate or the beneficial owner of any Warrant, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or in the Warrant Certificates, or making any other provisions with respect to matters or questions arising under this Agreement as the Partnership and the Warrant Agent may deem necessary or desirable, provided that such action shall not affect adversely the interests of the Holders of the Warrant Certificates or the beneficial owners of Warrants in any material respect.

          (b) The Partnership and the Warrant Agent may modify or amend this Agreement (by means of an agreement supplemental hereto or otherwise) with the consent of Warrantholders holding not less than a majority in number of the then outstanding unexercised Warrants of all series affected by such modification or amendment, for any purpose; provided, however, that no such modification or amendment that changes the exercise price of the Warrants of any series, reduces the amount or number receivable upon exercise, cancellation or expiration of the Warrants other than in accordance with the antidilution provisions or other similar adjustment provisions included in the terms of the Warrants, shortens the period of time during which the Warrants of such series may be exercised, or otherwise materially and adversely affects the exercise rights of the affected Warrantholders or reduces the percentage of the number of outstanding Warrants of such series, the consent of whose owners is required for modification of this Agreement, may be made without the consent of each Warrantholder affected thereby. In the case of Warrants evidenced by one or more Global Warrant Certificates, the Partnership and the Warrant Agent shall be entitled to rely upon certification in form satisfactory to each of them that any requisite consent has been obtained from holders of beneficial ownership interests in the relevant Global Warrant Certificate. Such certification may be provided by participants of the Depositary acting on behalf of such beneficial owners of Warrants, provided that any such certification is accompanied by a certification from the Depositary as to the Warrant holdings of such participants.

         SECTION 6.02. Notices and Demands to the Partnership and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Partnership by the Holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Partnership.

         SECTION 6.03. Addresses. Any communication from the Partnership to the Warrant Agent with respect to this Agreement shall be addressed to [____________], Attention: [_____________________], and any communication from the Warrant Agent to the Partnership with respect to this Agreement shall be addressed to Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, Attention: Secretary (or such other address as shall be specified in writing by the Warrant Agent or by the Partnership).

         SECTION 6.04. Applicable Law. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 6.05. Delivery of Prospectus. The Partnership will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the Holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus.

         SECTION 6.06. Obtaining of Governmental Approval. The Partnership will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.07. Persons Having Rights under Warrant Agreement. [Except as otherwise provided in Section 3.03, nothing] [Nothing] in this Agreement shall give to any person other than the Partnership, the Warrant Agent and the Holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.08. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.11. Notices to Holders of Warrants. Any notice to Holders of Warrants evidenced by Warrant Certificates [in registered form] which by any provisions of this Warrant Agreement is required or permitted to be given shall be given by first class mail prepaid at such Holder's address as it appears on the books of the Warrant Agent. [Any notice to beneficial owners of Warrants evidenced by the Global Warrant Certificate which by any provisions of this Warrant Agreement is required or permitted to be given shall be given in the manner provided with respect to Warrant Securities in bearer form in Section
11.04 of the Indenture].

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                  ALLIANCE CAPITAL MANAGEMENT L.P.

                                  By: Alliance Capital Management Corporation, its General Partner


[SEAL]                            By:
                                       ----------------------------------------
                                       Name:
                                       Title:

Attest:


By:
    ----------------------------------
    Name:
    Title:


                                  [                 ]
                                   -----------------



[SEAL]                            By:
                                       ----------------------------------------
                                       Name:
                                       Title:

Attest:


By:
    ----------------------------------
    Name:
    Title:

                                                                      Exhibit A



                FORM OF WARRANT CERTIFICATE [IN REGISTERED FORM]
                         [Face of Warrant Certificate]

                     [[1: This] [2: Prior to this] Warrant
               Certificate cannot be transferred unless attached
                      to a [Title of Offered Securities].]

                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                              WARRANTS TO PURCHASE
                         [Title of Warrant Securities]

               VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON , 20


No. __________                          __________ Warrants


         This certifies that ________________________ or registered assigns (the "Registered Holder") is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase, at any time [after
5:00 P.M., New York City time, on _____________ 20 ___ and] on or before 5:00 P.M., New York City time, on , 20 ___ , _________ principal amount of [Title of Warrant Securities] (the _____ principal amount of [Title of Warrant
Securities] (the "Warrant Securities") of Alliance Capital Management L.P. (the "Partnership") issued and to be issued under the Indenture (as hereinafter defined), on the following basis: [on __________ 20__ the exercise price of each Warrant will be ___________ during the period from __________ 20__ through and including __________ 20 ___ the exercise price of each Warrant will be plus [accrued amortization of the original issue discount] [accrued interest] from 20 ___ [; in each case, the original issue discount will be amortized at a annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each principal amount of Warrant Securities is _________.] the Registered Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for each Warrant exercised (plus accrued interest, if any, on the Warrant
Securities to be issued upon exercise of such Warrant from and including the interest payment date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the regular record date in respect of such Warrant Securities, if any, for such interest payment date, but on or before the immediately succeeding interest payment date for such Warrant Securities, in which event no such accrued interest shall be payable)) to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the form of election to purchase on the reverse hereof completed and duly executed, at the corporate trust office of [name of Warrant Agent], or its successor, as warrant agent (the "Warrant Agent"), [or currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in fully registered form in denominations of _______ and any integral multiples thereof. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder hereof a new Warrant Certificate in registered form evidencing the number of Warrants remaining unexercised.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ___________ 20 ___ (the "Warrant Agreement") between the Partnership and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. Copies of the Warrant Agreement and the form of the Warrant Securities are on file at the above-mentioned office of the Warrant Agent [and at ________].

         [The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an Indenture dated as of [ __________ ], 2001 (the "Indenture") between the Partnership and The Bank of New York, as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indentures. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at __________.]

         [1: This] [2: Prior to _____________ 20 ___ this] Warrant Certificate may be transferred [2: only together with the [Title of Offered Securities] (the "Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, a transfer of such Offered

Securities,] at the corporate trust office of the Warrant Agent [or ______ by the Registered Holder or its assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

         [1: After] [2: Except as otherwise provided in the immediately preceding paragraph, after] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent [or ______ for Warrant Certificates in registered form representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the Registered Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of (premium, if any) or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of                      , 20  .


                                  ALLIANCE CAPITAL MANAGEMENT L.P.


                                  By: Alliance Capital Management Corporation, its General Partner


[SEAL]                            By:
                                       ----------------------------------------
                                       Name:
                                       Title:

Attest:


By:
    ----------------------------------
    Name:
    Title:

Countersigned:


------------------------------------
           As Warrant Agent


By:
     -------------------------------
     Authorized Signature

                        [Reverse of Warrant Certificate]
                      Instructions for Exercise of Warrant


           To exercise the Warrants evidenced hereby, the Registered Holder must pay in full [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds,] the Warrant Price for Warrants exercised (plus any accrued interest as specified in this Warrant Certificate) to [insert name of Warrant Agent] [corporate trust department] [insert address of Warrant Agent], Attn:
___________ [or _____, which [payment] [wire transfer] must specify the name of the Registered Holder and the number of Warrants exercised by such Registered Holder. In addition, the Registered Holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                    To be Executed Upon Exercise of Warrant

         The undersigned hereby irrevocably elects to exercise _____ Warrants, evidenced by this Warrant Certificate, to purchase _____ principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Alliance Capital Management L.P. and represents that he has tendered payment for such Warrant Securities [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Alliance Capital Management L.P., c/o [insert name and address of Warrant Agent], in the amount of _______ in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is fewer than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued in registered form and delivered either to the undersigned or as otherwise specified in the instructions below.


Dated                           Name
      ----------------------         ------------------------------------------
                                     (Please Print)


                                Address
-----------------------------          ----------------------------------------
(Insert Social Security or
Other Identifying Number of
Holder)                        ------------------------------------------------

                               Signature
                                        ---------------------------------------


         The Warrants evidenced hereby may be exercised at the following addresses:


                           By hand at
                                      -----------------------------------------


                                      -----------------------------------------


                                      -----------------------------------------


                                      -----------------------------------------

                           By mail at
                                      -----------------------------------------


                                      -----------------------------------------


                                      -----------------------------------------


                                      -----------------------------------------


         [Instructions as to delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants - complete as appropriate.]

                                   Assignment

              (Form of Assignment to be Executed if Holder Desires
                     to Transfer Warrants Evidenced Hereby)

         FOR VALUE RECEIVED            hereby sells, assigns and transfers unto


                                                  Please insert social security
                                                  or other identifying number
                                                  -----------------------------

                                                  -----------------------------


-------------------------------------------------------------------------------
(Please print name and address including zip code)


-------------------------------------------------------------------------------


the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.


Dated:
                                   --------------------------------------------



      Signature
                                            (Signature must conform
                                            in all respects to name
                                            of Registered Holder as
                                            specified on the face of
                                            this Warrant Certificate
                                            and must bear a
                                            signature guarantee by a
                                            bank, trust company or
                                            member broker of the New
                                            York, Midwest or Pacific
                                            Stock Exchange).

Signature Guaranteed



--------------------------------

                                                                      Exhibit B





                  [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

              [FORM OF GLOBAL WARRANT CERTIFICATE IN BEARER FORM]
                      [Face of Global Warrant Certificate]

                    [[1: The] [2: Prior to _______, the] beneficial
                  ownership of any Warrants evidenced by this
                 Global Warrant Certificate may be transferred
                  only together with the beneficial ownership
              of the Temporary Global Security referred to herein
                  to which this Global Warrant Certificate was
                              initially attached.]

                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN

                        ALLIANCE CAPITAL MANAGEMENT L.P.

               GLOBAL WARRANT CERTIFICATE REPRESENTING __________
                    WARRANTS TO PURCHASE OF UP TO __________
               PRINCIPAL AMOUNT OF [Title of Warrant Securities]

                           VOID AFTER [TIME], ON ________ 20__.

          This Global Warrant Certificate evidences warrants (the "Warrants") representing the right to purchase, subject to the terms and conditions hereof and of the Debt Warrant Agreement referred to below, at any time [after [time] on ___________ 20__ and] on or before the [time] in [location] on __________ 20__ up to _______ aggregate principal amount of [Title of Warrant Securities] (the "Warrant Securities") of Alliance Capital Management L.P. (the "Partnership") issued and to be issued under the Indenture (as hereinafter defined), on the following basis: on __________ 20 ___ the exercise price of each Warrant will be ______ ; during the period from _____________ 20__ through and including _____________ 20 ___ the exercise price of each Warrant will be ______ plus [accrued amortization of the original issue discount] [accrued interest] from _____________ 20 ___ on 20 ___ the exercise price of each Warrant will be ______ during the period from 20 through and including _____________ 20 ___ the exercise price of each Warrant will be ___________ plus [accrued amortization of the original issue discount] [accrued interest] from ___ 19 ___ [; in each case, the original issue discount will be amortized at a ___ % annual rate, computed on an annual basis using the "interest" method and using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount of each ______ principal amount of Warrant Securities is ____________ .] Beneficial owners of Warrants represented by this Global Warrant Certificate may cause such Warrants to be exercised only by transmitting by tested telex or by delivering or causing to be delivered to Euroclear Bank, as operator of the Euro-clear System (the "Euro-clear Operator"), in Brussels, Belgium, or to Clearstream Banking S.A. ("Clearstream") in [Luxembourg], a warrant exercise notice, substantially in the form attached as Exhibit D to the Debt Warrant Agreement referred to below (the "Warrant Exercise Notice"), copies of which will be available from the Euro-clear Operator or Clearstream or from [name or Warrant Agent], or its successor as warrant agent (the "Warrant Agent") under the Debt Warrant Agreement (the "Debt Warrant Agreement") dated as of _____________ 20 ___ between the Partnership and the Warrant Agent. ___ The Warrant Exercise Notice shall specify, among other things, the aggregate principal amount of Warrant Securities to be purchased on exercise of the Warrants, the account number or numbers on the records of the Euro-clear Operator or Clearstream to which the Warrants being exercised [2: and, if prior to _____________ 20 ___ the Offered Securities (as defined below)] to which such Warrants are attached are credited, the account number to be debited for the Warrant Price of each Warrant being exercised (plus accrued interest, if any, on the Warrant Securities to be issued upon exercise of such Warrant from and including the interest payment date, if any, in respect of such Warrant Securities immediately preceding the Exercise Date to and including the Exercise Date (unless the Exercise Date is after the regular record date in respect of such Warrant Securities, if any, for such interest payment date, but on or before the immediately succeeding interest payment date for such Warrant Securities, in which event no such accrued interest shall be payable in respect of Warrant Securities to be issued in registered form)), the account number to which the Warrant Securities issued on exercise of the Warrants are to be credited and the form in which Warrant Securities are to be issued. A Warrant Exercise Notice must be received by the Euro-clear Operator or Clearstream prior to [time] (Brussels or [Luxembourg] time, as the case may be) on the business day next preceding the Exercise Date (as defined in such Warrant Exercise Notice). The delivery to the Euro-clear Operator or Clearstream, as the case may be, of a Warrant Exercise Notice shall constitute an irrevocable election to purchase the aggregate principal amount of Warrant Securities specified therein.

         Any whole number of Warrants evidenced by this Global Warrant Certificate may be exercised to purchase Warrant Securities in bearer or registered form in denominations of [______ or ______, in the case of Warrant Securities in bearer form, and of and any integral multiple thereof, in the case of Warrant Securities in registered form; provided, however, that no Warrant Security in bearer form shall be mailed or otherwise delivered to any location in the United States of America, its territories or possessions or areas subject to its jurisdiction or the Commonwealth of Puerto Rico (the "United States").

         The Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby may be cancelled in the manner and under the circumstances described in the Debt Warrant Agreement. Notice of cancellation of the Warrants evidenced by this Global Warrant Certificate, this Global Warrant Certificate and the rights evidenced hereby shall be given by publication in the manner described in the Debt Warrant Agreement.

         This Global Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement between the Partnership and the Warrant Agent and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the holder hereof consents by acceptance hereof. Copies of the Debt Warrant Agreement and the form of Warrant Securities are on file at the above-mentioned office of the Warrant Agent [and at ______].

         [The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Global Warrant Certificate will be issued under and in accordance with an Indenture dated as of [__________], 2001 (the "Indenture") between the Partnership and The Bank of New York, as Trustee (the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the corporate trust office of the Trustee [and at _____.]

         [1: The] [2: Prior to _____________ 19 ___ the] beneficial ownership of any Warrants evidenced by this Global Warrant Certificate may be transferred only together with the beneficial ownership of the Temporary Global Security (as defined in the Debt Warrant Agreement) evidencing the [Title of Offered Securities] (the "Offered Securities") to which this Global Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, a transfer of such Temporary Global Security. After such date, the Global Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Partnership and the Warrant Agent may treat the holder hereof as the owner for all purposes.

         This Global Warrant Certificate shall not entitle the Holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to receive payments of principal of, premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture.

         This Global Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of            , 20  .

                                  ALLIANCE CAPITAL MANAGEMENT L.P.

                                  By: Alliance Capital Management Corporation, its General Partner


[SEAL]                            By:
                                       ----------------------------------------
                                       Name:
                                       Title:

Attest:


By:
    ----------------------------------
    Name:
    Title:


Countersigned:


------------------------------------
         As Warrant Agent


By:
    ----------------------------------
    Authorized Signature

                                   Schedule A

                (additional continuation sheets may be attached
                                  if required)

                             Exercises of Warrants

          The following exercises of a portion of this Global Warrant
               Certificate or Warrant Securities have been made:


Date of       Number of Warrants      Remaining Number of      Notation
Exercise      Exercised for           Warrants Following       Made By:
              Warrant Securities      such Exercise

-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------
-----------   --------------------    ---------------------    ----------------

                                                                      Exhibit C


                  [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

             [FORM OF CERTIFICATE TO BE DELIVERED TO WARRANT AGENT
                   BY THE EURO-CLEAR OPERATOR OR CLEARSTREAM]

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                     Warrants (the "Warrants") to Purchase
                         [Title of Warrant Securities]

[Name of Warrant Agent]
[Address]

Dear Sirs:

         The undersigned hereby irrevocably elects to exercise __________ Warrants to purchase as of _______________ (the "Exercise Date") _____ principal amount of the [title of Warrant Securities] (the "Warrant Securities") of Alliance Capital Management L.P. and represents that it has tendered payment for such Warrant Securities [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] to the order of Alliance Capital Management L.P., c/o [insert name and address of Warrant Agent], in the amount of _____ in accordance with the terms hereof and the Debt Warrant Agreement dated as of _____________ 20 ___ between Alliance Capital Management L.P. and you (the "Debt Warrant Agreement").

         In connection with the Undersigned's request that you deliver to us any Warrant Securities in bearer form, the undersigned hereby certifies that as of the date hereof the Warrant Securities in bearer form which are to be delivered to the Common Depositary referred to below for our account are not being acquired, directly or indirectly, by or on behalf of a United States person (as defined below) or for offer to resell or for resale to a United States person or any person inside the United States (as defined below) or, if a beneficial interest in any such Warrant Securities is being acquired by or on behalf of a United States person, that such United States person is either a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations or is acquiring through such a financial institution and that such Warrant Securities are held by a financial institution that has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that is not purchasing for offer to resell or for resale inside the United States.

         As a clearing organization within the meaning of Section 1.163-5(c)(2)(i)(B)(4) of the regulations promulgated under the Internal Revenue Code of 1986, as amended, the undersigned further certifies that (a) the above certification is based solely on statements received from member organizations appearing in our records (our "Account Holders") in certificates in the form set forth in Exhibit D to the Debt Warrant Agreement and (b) as of the date hereof we have not received any notification from any of our Account Holders to the effect that the statements made by such Account Holders in such certificates are no longer true.

         "United States person" means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

         We hereby undertake to notify you immediately by telex if any of the statements of our Account Holders referred to above is not correct at any time on or before the Warrant Securities in bearer form are delivered. We further agree to cause a confirmation substantially in the form of Exhibit E to the Debt Warrant Agreement and a copy of the prospectus relating to the Warrant Securities delivered to us as contemplated by Section 6.05 of the Debt Warrant Agreement to be delivered to our Account Holders entitled to such Warrant Securities prior to or contemporaneously with our transfer of such Warrant Securities to or to the account of such Account Holders.

         We understand that this certificate is required in connection with United States laws, tax laws and regulations. We irrevocably authorize you to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this Certificate.

         The undersigned requests that said principal amount of Warrant Securities be [in registered form in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below] [bearer form in the authorized denominations and delivered to ___________ as Common Depositary under the Debt Warrant Agreement, to be held for our account]* [Instructions as to delivery of Warrant Securities to be issued in registered form].

Dated: ______________, 20__

                                  Very truly yours,

                                  EUROCLEAR BANK,
                                    as operator of the Euro-clear
                                    System


                                  By:
                                       ----------------------------------------
                                       Title:

                                  [CLEARSTREAM BANKING S.A.]*


                                  By:
                                       ----------------------------------------
                                       Title:





*  Delete inapplicable reference

                                                                      Exhibit D


                  [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

                       [FORM OF WARRANT EXERCISE NOTICE]


Euroclear Bank,
  as operator of the Euro-clear
  System
  (the "Euro-clear Operator")*
[Address]

Clearstream Banking S.A.*
[Address]

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                     WARRANTS (THE "WARRANTS") TO PURCHASE
                         [Title of Warrant Securities]
                           (the "Warrant Securities")

Dear Sirs:

         We hereby irrevocably elect to exercise __________ Warrants to purchase _________ (being _______________ or an integral multiple thereof) aggregate principal amount of Warrant Securities of Alliance Capital Management L.P. (the "Partnership") on ____________, 20 __ (the "Exercise Date"). The account number(s) on your books in which the Warrants being exercised [and the [Title of Offered Securities] to which such Warrants are attached]** are held is (are) ________________________. The Warrant Securities to be issued to us on exercise of the Warrants are to be credited to such account, unless otherwise indicated below and shall be in [registered] [bearer] form in the following authorized denominations: _______________________.

         We hereby request that you complete a certification in the form required by the Debt Warrant Agreement hereinafter referred to and make payment directly to [____________], as Warrant Agent (the "Warrant Agent", which term shall include its successors as such Warrant Agent), under the Debt Warrant Agreement dated as of [____________] between the Partnership and the Warrant Agent (the "Debt Warrant Agreement") at or prior to [time] on the Exercise Date, or if the

Exercise Date is the last day on which Warrants may be exercised under the Debt Warrant Agreement, prior to [time] in [location] on the Exercise Date, [in lawful money of the United States of America] [in applicable currency] [in cash] [by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] [in immediately available funds] of ____________, such amount being the Warrant Price (as defined in the Global Warrant Certificate representing the Warrants, as provided in Section 1.02 of the Debt Warrant Agreement) for Warrants exercised (plus any accrued interest as specified in such Global Warrant Certificate) on the Exercise Date, and debit account number ___________ for said amount.

         The undersigned hereby certifies that as of the date hereof, the Warrant Securities which are to be delivered in bearer form are not being acquired, directly or indirectly, by or on behalf of a United States person or for offer to resell or for resale to a United States person or any person inside the United States (as defined below) or, if a beneficial interest in such Warrant Securities is being acquired by or on behalf of a United States person, that such United States person is either a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations or is acquiring such beneficial interest through such financial institution and that such beneficial interest is held by a financial institution which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and which is not purchasing for offer to resell or for resale inside the United States. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any Warrant Securities in bearer form purchased from it; provided, however, that if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Warrant Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned. The undersigned will be deemed to have actual knowledge if, inter alia, the undersigned has a United States address for the beneficial owner of such Warrant Security (other than a financial institution as defined in Section 1.165-12(c)(1)(v) that represents that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), unless the undersigned has documentary evidence (as described in A-5 of Section 35a.9999-4T of the regulations promulgated under the Internal Revenue Code of 1986, as amended) that the beneficial owner of such Warrant Security is not a United States person. If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, a "clearing organization" is an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         We undertake to advise you immediately by telex if the foregoing statement as to beneficial ownership is not correct on or before the date of delivery of such Warrant Securities as to the entire principal amount of the Warrant Securities to be issuable upon exercise [then appearing on your books as being held for our account].

         We understand that this certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means any citizen, national or resident of the United States or any political subdivision thereof, any corporation, partnership or other entity created or organized in or under laws of the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.

Dated:  ____________, 20__

                                 Very truly yours,

                                 [Name and, if appropriate, title] As the
                                     beneficial owner(s) of the interest in
                                     the Warrants to which this Warrant
                                     Exercise Notice relates.


                                 By:
                                      ----------------------------------------
                                      Title:

                                                                      Exhibit E


                  [DELETE THIS EXHIBIT IF WARRANT CERTIFICATES
                   IN ONLY REGISTERED FORM ARE TO BE ISSUED]

                     [FORM OF CONFIRMATION TO BE DELIVERED
                      TO PURCHASERS OF WARRANT SECURITIES
                                IN BEARER FORM]

                        ALLIANCE CAPITAL MANAGEMENT L.P.
                         [Title of Warrant Securities]
                           (the "Warrant Securities")


         By your purchase of Warrant Securities in bearer form you represent that you are not a United States person or, if you are a United States person, that you are a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department regulations, purchasing for your own account or for the account of a customer and that you will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder. Furthermore, if you are a dealer, you agree that you will deliver a confirmation containing this entire paragraph to purchasers of such Securities from you. For purposes of this statement, "United States person" means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America, its territories and possessions and areas subject to its jurisdiction and the Commonwealth of Puerto Rico.